LiqTech
INTERNATIONAL



THE FUTURE OF FILTRATION

FORWARD LOOKING STATEMENTS

LiqTech ("LIQT") has filed a registration statement on Form S-3 with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates (the "Registration Statement") and a related prospectus supplement. The information contained in this presentation does not purport to be all-inclusive or to contain all of the information a prospective or existing investor may desire. All of the financial information and other information regarding LIQT contained in this presentation (including any oral statements transmitted to the recipients of this presentation) is qualified in its entirety by the Registration Statement and related prospectus supplement (including the documents incorporated by reference therein). Before you invest, you should read the Registration Statement, prospectus supplement and documents incorporated by reference therein for more complete information about LIQT and the offering. You may obtain the Registration Statement and prospectus supplement for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request a copy of the prospectus supplement and base prospectus in the Registration Statement from Craig-Hallum Capital Group LLC, 222 South Ninth Street, Suite 350, Minneapolis, MN 55402, Attention: Bart Federak, Phone 612-334-6357 / Fax 612-334-6348, Email: bart.federak@craig-hallum.com.

This presentation (including any oral statements transmitted to the recipients of this presentation) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding LIQT's current expectations about its future operating results, prospects and opportunities. LIQT has tried to identify these forward looking statements by using words such as "expect," "anticipate," "potential", "estimate," "plan," "will," "would," "should," "believe" or similar expressions, but these words are not the exclusive means for identifying such statements. LIQT cautions that a number of risks, uncertainties and other important factors could cause LIQT's actual results, prospects and opportunities to differ materially from those expressed in, or implied by, the forward-looking statements. For a detailed discussion of factors that could affect LIQT 's future operating results, prospects and opportunities, please see the Registration Statement, prospectus supplement and documents incorporated by reference therein, including the disclosures under "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements." You should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, LIQT undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason.

INVESTMENT HIGHLIGHTS



- Leading provider in highly specialized, advanced and disruptive Silicon Carbide (SiC) Membrane filtration for various end-markets including oil & gas, wastewater and drinking water
- Unique design and manufacturing expertise to produce the highest performing filters on the market
- SiC is one of the hardest materials on earth with the highest throughput or flux capacity of any membrane material
- Plug and Play filter designs applicable into multiple systems
- Environmental and regulatory tailwinds
- Exclusive FMC contract with multi-year, multi-million dollar minimum purchases required for FMC to maintain exclusivity
- Accretive acquisition of Provital Solutions, a systems provider for water filtration, that will allow LIQT to accelerate customer testing and validation cycle of SiC solutions



BUSINESS OVERVIEW



LIQT OPERATIONS OVERVIEW

CORPORATE OVERVIEW

Founded	2004
Headquarters	Ballerup, Denmark
DK Manufacturing Facility	Ballerup, Denmark
US Manufacturing Facility	Minnesota
Ticker	NYSE:LIQT
Market Cap (7/14/14)	$57M
Shares Outstanding	27.2M
LTM Revenue	$13M
Cash (3/31/14)	$4M

REVENUE BREAKDOWN



% of Revenue
100
80
60
40
20
0
FY 2011
FY 2012
FY 2013
Liquid Filters
Emission Filters
Flat Sheet Membrane

PRODUCTS



CUSTOMERS

CATERPILLAR, John Deere, Peterbilt, Shell, DAIMLER, New York City Transit, KENWORTH, Ford, Constructora Conconcreto, ecopetrol, Chevron, semco, PETROBRAS, FMC Technologies

LiqTech INTERNATIONAL

SILICON CARBIDE PRODUCTS OVERVIEW

LIQUID FILRTRATION

Tubular Membranes

- Robust and high yielding membrane solutions
- The predominant configuration of membrane installations worldwide
- Applications: Produced water (Oil & Gas), Industrial process and wastewater




Flat sheet Membranes (FSM)

- Low energy consumption, highest flux rate on the market, maximum permeation, compact, innovative rack design, easy installation
- Ideal technology for drinking and waste water applications in all sizes
- Applications: Drinking water, Pre-RO and Industrial wastewater reuse




EMISSION FILTRATION

Diesel Particulate Filters (DPF) and Emission Catalysts

- DPF controls soot exhaust particles to remove 99% of particulate soot from diesel engine exhaust
- Verified by VERT, TüV and CARB
- Applications: Light and Heavy duty trucks, Power generators
- Emission Catalysts develops and coats catalysts on a wide range of materials to achieve emission standards
- Applications: 3-way catalyst for passenger cars, Diesel Oxidation Catalyst (DOC) for Heavy duty applications and Catalyzed DPF




WHY SILICON CARBIDE MATTERS

- Silicon Carbide (SiC) membranes have the **highest throughput (flux)** for any membrane materials – **less energy** and space needed
- SiC membranes offer the **most robust product properties** on the market
- Second hardest material behind diamond allowing for greater durability
- SiC benefits **add value** to customers in terms of:
  - Reduced operating costs – less energy is required, increased membrane life, reduced down time for cleaning
  - Installation costs – reduced number of components, cost of footprint/weight and construction costs
  - Unmatched robustness for Oil & Gas applications with reduced downtime
- **Product portfolio:**
  - Microfiltration
  - Ultrafiltration
  - Sterile filtration
- **Future applications:**
  - Anti-Virus Membrane (Nanofiltration)
  - Ceramic Reverse Osmosis Membrane

SiC APPLICATIONS







LiqTech INTERNATIONAL

THE SILICON CARBIDE DIFFERENCE

SiC membranes are more energy efficient, temperature resistant, harder, more porous, and longer lasting

	MEMBRANE MATERIAL		
Type	SiC	Ceramic	Polymer
Cost of ownership	+++	++	+
Lifetime	+++	++	+
Flux	+++	++	+
Chemical Resistance	+++	++	+
Energy Savings	+++	++	+
Recovery Rate	+++	+++	+
Fouling Tendency	+++	++	+
Relaxation Time	None	None	Yes
Temperature Resistance	+++	++	+
Hardness	+++	++	+
Porosity	+++	++	+

LiqTech INTERNATIONAL

LARGE AND GROWING MARKET OPPORTUNITY

Government regulation and environmental consciousness are shifting economics in favor of LiqTech's technological solutions and away from traditional technologies

LiqTech Status	Application	2009 ($B)	Estimated 2020 ($B)
Selling Filters	Produced Water	0.1	1.5
	Pre-Filtration for Reverse Osmosis	1.0	2.2
	Industrial Applications	3.0	5.0
	Waste Water Treatment	0.3	4.5
	Drinking Water	1.0	2.5
	Sub-Total	**5.4**	**15.7**
Developed Product & Market Developing	Ballast Water	0.0	6.0
Developing Product & Market Ready	Reverse Osmosis	8.0	21.0
	Total	**$13.4**	**$42.7**

LiqTech INTERNATIONAL

GLOBAL MARKET OPPORTUNITIES

OIL & GAS

- Working and in discussions with 50+ oil companies and operators
- Involved with 50+ projects – from initial discussions to commissioning
- Working with leading companies around the World with installations expected in 2015
- Operations in Venezuela, Colombia, China, Canada, the North Sea, and the Middle East

INDUSTRIAL

- LIQT developed the process know-how to remove heavy metals from power plants
- Successfully demonstrated at 5 power plants in Europe
- First order for commercial installation received in June 2014
- Water treatment for Industrial wastewater and process water

MUNICIPAL

- Opportunity to retrofit existing polymeric membrane installations, compact modular solutions for re-use of industrial wastewater, pre-treatment for seawater desalination and ground water for drinking water
- Commercial installations in South America and Europe
- U.S. and Asia installations in 2014

OIL & GAS

MARKET OPPORTUNITY

- SiC ceramic membranes will play a vital role for treatment of produced water derived from conventional and unconventional upstream Oil & Gas production
- Drivers:
  - Lack of discharge/disposal of the produced water
  - The increasing water cut
  - Introduction of polymer flooding for enhanced oil recovery
  - Drive for re-injection
  - reducing OPEX
  - Tightening legislations



FMC Technologies

FMC RELATIONSHIP

- FMC is a $14B market leader in Oil & Gas equipment and services
- Exclusive agreement with LIQT to purchase SiC membranes for flowback from fracking (€10M min. order required for year ending 6/16 to maintain exclusivity)
- Joint process development since 2013
- System installs: 1-2 full scale installs expected in Q4 '14
- Market trend towards more stringent water qualities which cannot be met with conventional technologies



MARKET OPPORTUNITY

- Regulations and short Return On Investments drives the market interest for robust SiC membrane solutions that enables end-users to reduce operating cost and to achieve environmental compliance
- Applications:
  - Heavy metals removal
  - Oil processing facilities
  - Machine shops
  - Power plants
  - Mining



E.ON Opportunity

- One of the largest independent energy providers in the world
- 3 successful projects to clean the flue gas of heavy metals
- First order received for $200k membranes in June
- Second order expected beginning of ‘15
- More than 30 potential large power plants in Germany
- 100+ small plants in Denmark and Germany
- Strong interest from US and China
- Order values 5-6 higher when selling systems (Provital)



MUNICIPAL

MARKET OPPORTUNITY

- Municipal wastewater is the fastest growing membrane market segment
- Retrofit opportunity for solid removal technologies:
    - polymeric membrane installations
    - compact modular solutions for re-use of industrial wastewater
    - pre-treatment for seawater desalination and ground water for drinking water



Saudi Arabia Case Study

- The Saudi Ministry of Water has banned the use of Sand filters and Polymeric membranes for treating ground water containing Radium
- The Ministry of Water is enforcing the use of Ceramic Flat Sheet Membranes for Ground Water treatment
- LiqTech is undergoing 6-month pilot testing
- Approval issued for selling membranes to the ground water market during the trial
- LiqTech is working with a Saudi company, Yusuf Bin Ahmed Kanoo Commercial Group, one of the biggest and oldest family owned companies in the Persian Gulf region
- Project bids on $40M ($160M Opportunity)

المملكة العربية السعودية
وزارة المياه والكهرباء
MINISTRY OF WATER & ELECTRICITY





ACQUISITION



PROVITAL OVERVIEW

CORPORATE SNAPSHOT

- Founded.................................. **2009**
- Headquarters.......................... **Denmark**
- Production Location................ **Denmark**
- Employees................................ **15**
- 2013 Revenue **$2.5M**
- 2013 EBITDA............................ **$1.1M**

TRANSACTION OVERVIEW

- Consideration up to $8.4M
- Includes earn-out up to 3M shares contingent on sales and profits targets for 2014 and 2015
- LIQT is obligated to support Provital with working capital
- Anticipated transaction closing in July 2014

COMPANY OVERVIEW

- Leading manufacturer of filtration systems based on ceramic membrane filters for pools and waste water
- One of the first in the world to develop filtration solutions based on ceramic membranes
- Business areas:
  - **MF filtration**
  - **UF filtration**
  - **Water reclamation**
  - **Drinking water**
  - **UV Hybrid LED lighting**

REVENUE GROWTH


Millions
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
3-Year CAGR = 120%
FY 2011A
FY 2012A
FY 2013A

LiqTech INTERNATIONAL

PROVITAL FILTRATION SYSTEMS

- Saves space
- Saves water
- Reduces running costs
- Provides better water quality
- Fully automated
- Environmentally friendly



Target Market

- 8-10K municipal pools built /year
- $23Bn market with 5.3% growth through 2019
- Non-residential building construction market supports strong growth in pool construction

PRODUCT APPLICATIONS

MF Filtration

- 1 or 3 micron units
- Public swimming pools
- Pre-filtration for RO
- Ground water
- Waste water
- Food & beverage
- Separation of solids from liquid
- Separation of bacteria from liquid
- ASP $400K



UF Filtration

- 0.04 micron units
- Pre-filtration for RO
- Drinking water
- Water reclamation
- Food & beverage
- Industrial applications
- Separation of solids, bacteria, viruses, and proteins from liquid
- ASP $200K



Water Reclamation

- 0.04 micron units
- Back wash water from sand filters, surface and rain water for irrigation
- Industrial and pharmaceutical waste water
- Car washes
- Separation of heavy metals and medical waste from waste water
- ASP $80K



Drinking Water

- Containerized plug & play units for production of drinking water
- Disaster relief (NGO's)
- Used by military forces for mobile drinking water generation
- ASP $250K





DEVELOPING TECHNOLOGY

- First UVC Hybrid Mercury / LED light in the world
- High efficiency
- Chloramine decomposer
- 254/340/405 NM – Specific wave lengths
- Low power consumption
- Long lifetime
- High kill rate
- Patented internal surface
- Planned to be launched Q3 2014
- Pure LED and POU LED to be launched
- ASP of $25K

PRODUCT OVERVIEW



POTENTIAL CUSTOMERS

Disney

SeaWorld
ADVENTURE PARKS

COMBINED SOLUTION

- Provital's system integration capability will allow LiqTech's customers to accelerate the testing and validation cycle of LiqTech's SiC solutions, while LiqTech's worldwide sales presence will expand Provital's sales opportunities
- Increased operating leverage, improved engineering support, reduced time to market, expanded pipeline

LIQTECH

- $40,000 **Membrane** sales
- 50% Gross Margin



LiqTech INTERNATIONAL

PROVITAL

- $400,000 **System** sales
- 72% Gross Margin



PROVITAL solutions

PIPELINE POISED FOR GROWTH

	CUSTOMER	USE	NEGOTIATION	TESTING	DEPLOYMENT
LIQTECH	PWT (EON)	Industrial			
	EMVEES	Industrial			
	Jiarong	Industrial			
	FMC	Oil & Gas			
	Conconcreto	Oil & Gas			
	Unicalm	Oil & Gas			
	Nakasawa	Oil & Gas			
	Magni	Municipal			
	Saudi Arabia Ministry of Water & Electricity	Municipal			
	CELAR Water	Desalination			
PROVITAL	Ritz Carlton	Hospitality	MF Filtration		
	SeaWorld	Hospitality	MF filtration / UV LED Hybrid		
	Disney	Hospitality	MF filtration / UV LED Hybrid		



FINANCIAL OVERVIEW



2013 SUMMARY FINANCIALS

	LiqTech International	Provital Solutions	COMBINED
Revenue	$12.8 Million	$2.5 Million	$15.3 Million
Cost of Goods Sold	$11.5 Million	$0.7 Million	$12.2 Million
Gross Profit	$1.3 Million	$1.8 Million	$3.1 Million
Gross Margin	10%	72%	20%
Net Income	$(4.8) Million [1]	$0.8 Million	$(4.0) Million
EBITDA	$(3.2) Million	$1.1 Million	$(2.1) Million
Shares Outstanding	27.2 Million		

Source: Audited Financial Statements - [1] Total net loss for 2013 includes non-cash charges for depreciation and amortization, bad debt expense, stock compensation expense and other one-time charges for a total of $4 Million

LONGTERM COMBINED OPERATING MODEL

(FY Ending 12/31)	2013	Target
LIQT Revenue	$12.8M	
Liquid Silicon Carbide Filters	48%	60%
Diesel Particulate Filters	41%	30%
Kiln Furniture/Flat Sheet membrane	11%	10%
Provital Revenue	$2.5M	
MF Filtration	80%	30%
UF Filtration	10%	15%
Water Reclamation & Drinking Water	10%	15%
UV LED Light	0%	40%
Combined Revenue	$15.3M	
Gross Margin	20%	50%

Target represents management's objectives only and does not constitute a financial forecast or projection of future company performance. These management objectives are for the company's annual operating model after a period of approximately 3-5 years from fiscal year 2013.

MANAGEMENT TEAM

Aldo Petersen
Chairman

- CEO of APE Invest, a private investment company
- Co-Founded Telepartner (EuroTrust), a NASDAQ listed company sold in 2006

Sune Mathiesen
Provital CEO

- Previously ran Dansk Plastmontering A/S and Country Manager of BROEN A/S and GPA Flowsystem

Soren Degn
CFO

- Most recently CFO of Guava, a publicly listed internet advertising company
- Previously served as CFO of EuroTrust, a NASDAQ listed company
- Began career at KPMG

Kenneth Johansen
Business Manager

- Leads LiqTech's membrane business development and sales management at LiqTech since 2010
- Liaison between LiqTech's international sales offices

INVESTMENT HIGHLIGHTS



- Leading provider in highly specialized, advanced and disruptive Silicon Carbide (SiC) Membrane filtration for various end-markets including oil & gas, wastewater and drinking water
- Unique design and manufacturing expertise to produce the highest performing filters on the market
- SiC is one of the hardest materials on earth with the highest throughput or flux capacity of any membrane material
- Plug and Play filter designs applicable into multiple systems
- Environmental and regulatory tailwinds
- Exclusive FMC contract with multi-year, multi-million dollar minimum purchases required for FMC to maintain exclusivity
- Accretive acquisition of Provital Solutions, a systems provider for water filtration, that will allow LIQT to accelerate customer testing and validation cycle of SiC solutions

APPENDIX



PROVITAL EBITDA RECONCILIATION

Fiscal Year Ended	
Reconciliation of net income (loss) to adjusted EBITDA:	December 2013
Net Income (Loss)	$799,136
Plus: Total Other Expense (Income)	64,385
Plus: Income Tax Expense (Benefit)	267,180
Plus: Depreciation and Amortization and Impairment	15,014
Adjusted EBITDA	**$1,145,715**

The Company believes supplementing its consolidated financial statements presented in accordance with GAAP with non-GAAP measures provides investors with useful information regarding Provital's financial performance. Adjusted EBITDA is derived from GAAP results by excluding the non-cash items related to depreciation and amortization and by excluding income tax expense/benefits and other income/loss. The Company excludes these non-operating, and non-cash impact, as the Company believes it is not indicative of its core operating results or future performance.

Adjusted EBITDA and other non-GAAP financial measures used and presented by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, financial performance measures prepared in accordance with GAAP. The table presents reconciliations of net income to adjusted EBITDA.

For converting all amounts relating to Provital's results of operations and financial condition we have used the following average exchange rates published by Oanda $0.18455 per Danish Krone at and for the year ended December 31, 2013.

LIQTECH EBITDA RECONCILIATION

Fiscal Year Ended	
Reconciliation of net income (loss) to adjusted EBITDA:	**December 2013**
Net Income (Loss)	$(4,827,477)
Plus: Income Tax Expense (Benefit)	(1,611,561)
Plus: Interest and Other Expense (Income)	(6,806)
Plus: Stock-Based Compensation	1,316,827
Plus: Interest Expense	50,945
Plus: Loss on Investments	199,811
Plus: Loss on Sale of Fixed Assets	2,135
Plus: Depreciation & Amortization	1,689,523
Less: Currency Exchange Gain	7,638
Adjusted EBITDA	**$(3,194,241)**

The Company believes supplementing its consolidated financial statements presented in accordance with GAAP with non-GAAP measures provides investors with useful information regarding Liqtech's financial performance. Adjusted EBITDA is derived from GAAP results by excluding the non-cash items related to depreciation and amortization and by excluding income tax expense/benefits and other income/loss. The Company excludes these non-operating, and non-cash impact, as the Company believes it is not indicative of its core operating results or future performance.

Adjusted EBITDA and other non-GAAP financial measures used and presented by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, financial performance measures prepared in accordance with GAAP. The table presents reconciliations of net income to adjusted EBITDA.